                                                                    EXHIBIT 10.3

                        ANNALY MORTGAGE MANAGEMENT, INC.

                         LONG-TERM STOCK INCENTIVE PLAN


l.   Purpose.  The purpose of this Long-Term Stock Incentive Plan (the "Plan")
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of Annaly Mortgage Management, Inc., a Maryland corporation, is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers and other key employees and consultants of the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

2.   Definitions.  The definitions of awards under the Plan, including Stock
     -----------
Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, Non-Employee Directors Options, and Other Stock-Based Awards, are set forth in
Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     "Beneficiary" shall mean the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     "Affiliate" has the meanings set forth in Rule 12b-2 of the 1934 Act.

     "Board" means the Board of Directors of the Company.

     "Cause" shall mean Cause as defined in any employment or severance agreement then in effect between the Participant and the Company or any subsidiary, or if not defined therein or if there shall be no such agreement, shall mean: (i) the willful and continued failure by the Participant to substantially perform his or her duties for the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness), (ii) the willful engaging by the Participant in misconduct which is materially and financially injurious to the Company, or (iii) the Participant's conviction of a felony.
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     "Change in Control" shall be deemed to have occurred upon:

          (i) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries or Affiliates, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either the then outstanding shares of common stock of the Company, or the then outstanding voting securities entitled to vote generally in the election of directors: or

          (ii) the date the individuals who constitute the Board as of the date of this Agreement, or who become directors upon or prior to the first offering of shares of the Company's Stock (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any person becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, or the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 50% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 50% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

     "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan and, until the Board shall have designated the Compensation Committee, the entire Board.

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

     "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

     "Company" means Annaly Mortgage Management, Inc., a corporation organized under the laws of the State of Maryland, and any successor thereto; provided that unless otherwise provided in this Plan, all references in this Plan to employment by the Company shall include employment by any subsidiary of the Company, and all references to termination of employment with the Company shall include the sale of a subsidiary of the Company by which the Participant was employed.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     "Fair Market Value" means, with respect to Stock, Awards, or other property, (a) if the Stock is listed on a securities exchange or is traded over the NASDAQ National Market System, the closing sales price of the Stock on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (b) if the Stock is not listed on a securities exchange or traded over the NASDAQ National market System, the mean between the bid and offered prices of the Stock as quoted by the National Association of Securities Dealers through NASDAQ for such date, provided, that if the Committee determines that the fair market value of the Stock is not properly reflected by such NASDAQ quotations, the "Fair Market Value" of the Stock will mean the fair market value as determined by such other method as the Committee determines in good faith to be reasonable.

     "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     "Non-Employee Director" shall mean a member of the Board who is not otherwise an employee of the Company or any subsidiary.

     "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

     "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     "Stock" means the Common Stock and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

3.   Administration.
     --------------

     (a) Authority of the Committee.  The Plan shall be administered by the
         --------------------------
Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)    to select Participants to whom Awards may be granted;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

     (b) Manner of Exercise of Committee Authority.  Unless authority is
         -----------------------------------------
specifically reserved to the Board under the terms of the Plan, the Company's Articles of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine.

     (c) Limitation of Liability.  Each member of the Committee shall be
         -----------------------
entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.   Stock Subject to Plan.
     ---------------------

     (a) Amount of Stock Reserved.  The total number of shares of Stock reserved
         ------------------------
and available for issuance under the Plan shall be the greater of five hundred thousand (500,000) shares or five percent (5%) of the total number of shares of Stock outstanding (on a fully diluted basis, assuming, if applicable, the conversion of all warrants and convertible securities into Stock), in the aggregate. The total number of shares of Stock that may be delivered upon exercise of an ISO shall not exceed the greater of five hundred thousand (500,000) shares or five percent (5%) of the total number of shares of Stock outstanding (on a fully diluted basis, assuming, if applicable, the conversion of all warrants and convertible securities into Stock), in the aggregate. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) Adjustments.  In the event that any dividend or other distribution
         -----------
(whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar cor porate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, and (iv) the exercise price, grant price, or purchase price relating to any Award, (v) the number of shares with respect to which Awards may be granted or measured in any calendar year, as set forth in Section 4(b).

5.   Eligibility.  Non-Employee Directors, executive officers and other key
     -----------
employees of the Company and its subsidiaries (including any director or officer who is also an employee), and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan; provided, that, only executive officers and other key employees of the Company and its subsidiaries (including any director or officer who is also an employee) are eligible to be granted ISOs under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be canceled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

6.   Specific Terms of Awards.
     ------------------------

     (a) General.  Awards may be granted on the terms and conditions set forth
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in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Sections 6(e), 6(g), or 7(a), or to the extent required to comply with requirements of the Corporations and Associations Article of the Annotated Code of Maryland that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

     (b) Stock Options.  The Committee is authorized to grant options to
         -------------
purchase shares of Stock ("Options") to Participants (including "reload" Options automatically granted to offset specified exercises of Options) on the following terms and conditions:

          (i) Exercise Price.  The exercise price per share of Stock purchasable
              --------------
     under an Option shall be determined by the Committee and set forth in an Award Agreement.

          (ii) Time and Method of Exercise.  The Committee shall determine and
               ---------------------------
     set forth in an Award Agreement the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

          (iii)  ISOs.  The terms of any ISO granted under the Plan shall comply
                 ----
     in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted with an exercise price less than 100% (110% for an individual described in Section 422(b)(6) of the Code) of the Fair Market Value of a share of Stock on the date of grant and granted no more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

          (iv) Termination of Employment.  Unless otherwise determined by the
               -------------------------
     Committee and set forth in an Award Agreement, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three month period following such termination of employment (if such three-month period does not exceed the remaining term of the Option), but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if such termination is for Cause, all Options held by the Participant shall immediately terminate.

     (c) Stock Appreciation Rights.  The Committee is authorized to grant SARs
         -------------------------
to Participants on the following terms and conditions:

          (i) Right to Payment.  An SAR shall confer on the Participant to whom
              ----------------
     it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

          (ii) Other Terms.  The Committee shall determine and set forth in an
               -----------
     Award Agreement the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock.  The Committee is authorized to grant Restricted
         ----------------
Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions.  Restricted Stock shall be subject to such
              ----------------------
     restrictions on transferability and other restrictions, if any, as the Committee may impose and set forth in an Award Agreement, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

          (ii) Forfeiture.  Except as otherwise determined by the Committee and
               ----------
     set forth in an Award Agreement, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company;

     provided, however, that the Committee may provide, by rule or regulation or
     -----------------
     in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (iii)  Certificates for Stock.  Restricted Stock granted under the
                 ----------------------
     Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends.  Dividends paid on Restricted Stock shall be either
               ---------
     paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) Deferred Stock.  The Committee is authorized to grant Deferred Stock to
         --------------
Participants, subject to the following terms and conditions:

          (i) Award and Restrictions.  Delivery of Stock will occur upon
              ----------------------
     expiration of the deferral period specified in an Award Agreement for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose and set forth in an Award Agreement, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

          (ii) Forfeiture.  Except as otherwise determined by the Committee and
               ----------
     set forth in an Award Agreement, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or
                   -----------------
     regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (f) Bonus Stock and Awards in Lieu of Cash Obligations.  The Committee is
         --------------------------------------------------
authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee and set forth in an Award Agreement.

     (g) Dividend Equivalents.  The Committee is authorized to grant Dividend
         --------------------
Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards.  The Committee is authorized, subject to
         ------------------------
limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine, and set forth in an Award Agreement, the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

     (i) Non-Employee Directors Options.  (a) Each Non-Employee Director  shall
         ------------------------------
receive, without the exercise of the discretion of any person, (I) upon appointment to the Board, a non-qualified stock option to purchase 5,000 shares of Stock (the "Initial Director Options"), and (II) on June 26 of each year during the term of the Plan, a non-qualified stock option under the Plan to purchase 1,250 shares of Stock (the "Additional Director Options"). In the event that there are not sufficient shares available under this Plan to allow for the grant to each Non-Employee Director of an Option for the number of shares provided herein, each Non-Employee Director shall receive an Option for his pro rata share of the total number of shares of Stock available under the Plan. The exercise price of each share of Stock subject to an Option granted to a Non-Employee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted or, if the Company consummates a private placement of its Shares of Common Stock, the greater of such amount and the offering price per share in connection with the first private placement
consummated by the Company.   Each Option shall have a term of ten years from
its grant. Each Initial Director Option shall vest and become exercisable as to one-quarter of the shares underlying the Option on each of the first, second, third and fourth anniversaries thereof, respectively, provided, that the Non-Employee Director to whom such Option has been awarded continues to serve as a Non-Employee Director as of such vesting date. Each Additional Director Option shall vest and become exercisable on the date of grant. Upon a Non-Employee Director's cessation of service as a Non-Employee Director, the Option, to the extent it was exercisable upon such cessation, shall remain vested and exercisable for a period of one year or remainder of term, if less.

7.   Certain Provisions Applicable to Awards.
     ---------------------------------------

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted
         ------------------------------------------------------
under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the

Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) Term of Awards.  The term of each Award shall be for such period as may
         --------------
be determined by the Committee and set forth in an Award Agreement; provided,
                                                                    ---------
however, that in no event shall the term of any ISO or an SAR granted in tandem
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therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (c) Form of Payment Under Awards.  Subject to the terms of the Plan and any
         ----------------------------
applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d)  Rule 16b-3 Compliance.
          ---------------------

          (i) Six-Month Holding Period.  Unless a Participant could otherwise
              ------------------------
     dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

          (ii) Other Compliance Provisions.  With respect to a Participant who
               ---------------------------
     is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b).
     Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     (e) Loan Provisions.  With the consent of the Committee, and subject at all
         ---------------
times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (f) Acceleration upon a Change of Control.  Notwithstanding anything
         -------------------------------------
contained herein to the contrary, unless otherwise provided by the Committee in an Award Agreement, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control, provided, that this Section 7(f) shall not be applicable if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and operation of this Section 7(f) would otherwise violate Paragraph 47(c) thereof.

8.   General Provisions.
     ------------------

     (a) Compliance With Laws and Obligations.  The Company shall not be
         ------------------------------------
obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability.    Awards and other rights under the
         ------------------------------
Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided,
                                                                  ---------
however, that such Awards and other rights (other than ISOs and SARs in tandem
-------
therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

     (c) No Right to Continued Employment.  Neither the Plan nor any action
         --------------------------------
taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment at any time.

     (d) Taxes.  The Company and any subsidiary is authorized to withhold from
         -----
any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards.  The Board may amend, alter, suspend,
         ------------------------------
discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that,
                                                  -----------------
without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an
                            -----------------
affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (f) No Rights to Awards; No Stockholder Rights.  No Participant or employee
         ------------------------------------------
shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to
         ---------------------------------------------
constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may
                                      -----------------
authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the
         --------------------------
Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares.  No fractional shares of Stock shall be issued or
         --------------------
delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law.  The validity, construction, and effect of the Plan, any
         -------------
rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Corporations and Associations Article of the Annotated Code of Maryland, without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Effective Date; Plan Termination.  The Plan shall become effective as
         --------------------------------
of the date of its adoption by the Board and shall continue in effect until terminated by the Board, provided, however, that any Awards granted prior to the approval of such adoption by the Company's stockholders shall be granted conditional upon such approval.